Consolidated Statements of Cash Flows - Non-cash Proceeds from Issuance of Common Stock to TIF3 REIT (Parenthetical) - Terra Offshore Funds REIT	Mar. 02, 2020 USD ($)
Equity issued in the Merger	$ 40,749,378
Proceeds from equity issued to Terra Offshore REIT	8,600,000
Business Combination Consideration	32,149,378
Loans held for investment acquired through participation	32,112,257
Interest receivable	270,947
Due to Manager	(233,826)
Net Assets Exchanged	$ 32,149,378